UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 14, 2011 (February 8, 2011)

US DATAWORKS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-15835	84-1290152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Sugar Creek Blvd., 5th Floor Sugar Land, Texas	77478
(Address of principal executive offices)	(Zip Code)

(281) 504-8000
(Registrant’s telephone number,

including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

(a)  On February 8, 2011, the Company and SVB entered into that certain Forbearance and First Amendment to Amended and Restated Loan and Security Agreement (the “Forbearance/Amendment Agreement”) pursuant to which SVB has agreed to (i) forbear from filing any legal action or instituting or enforcing any rights and remedies it may have against the Company arising out of the Company’s failure to comply with the financial covenant set forth in Section 6.7(a) of that certain Amended and Restated Loan and Security Agreement dated as of October 27, 2010 (the “Loan Agreement”) for the three month period ending December 31, 2010 during the period beginning on February 8, 2011 and ending on April 30, 2011 (the “Forbearance Period”), (ii) give the Company an additional ten days after each reconciliation period to deliver an aged listing of its accounts receivable and accounts payable, (iii)  amend Section 6.7(a) of the Loan Agreement to set the minimum EBITDA requirements as follows: $250,000 for the three months ended January 31, 2011, $241,000 for the three months ended February 28, 2011, $223,000 for the three months ended March  31, 2011, and amounts to be mutually agreed to between the Company and SVB for subsequent measuring periods, (iv) extend the maturity date for the A/R Line of Credit to May 9, 2011, (v) enable SVB to consent in writing to allowing the Company to borrow against an account receivable for which it has recognized deferred revenue and (vi) allow the Company to continue to borrow under the A/R Line of Credit during the Forbearance Period as long as no additional events of default arise during such period.  The foregoing description of the Forbearance/Amendment Agreement is qualified in its entirety by reference to the Forbearance/Amendment Agreement, a copy of which is attached to this Quarterly Report as an exhibit and incorporated herein by reference. In consideration for the Forbearance/Amendment Agreement, the Company paid a forbearance and amendment fee of $5,000.

Item 9.01.	Financial Statements and Exhibits

(a)	Exhibits

10. 1           Forbearance and First Amendment to Loan and Security Agreement by and between US Dataworks, Inc. and Silicon Valley Bank dated February 8, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 6, 2010
US DATAWORKS, INC.

	By:	/s/ Randall J. Fraprt
Randall J. Frapart
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10. 1	Forbearance to Loan and Security Agreement by and between US Dataworks, Inc. and Silicon Valley Bank dated September 30, 2010.